POWER OF ATTORNEY

The undersigned entity and the undersigned individuals, solely in their capacities as the trustees of the undersigned entity (collectively, the "Undersigned"), hereby designate Gordon Y. Allison, Geoffrey W. Edwards, Jennifer F. Rudolph, Dirk Gardner, Sean Evans, and Erron W. Smith, or any one of them acting singly and with full power of substitution, as the Undersigned?s true and lawful attorney-in-fact to:
(1) prepare, execute in the Undersigned?s name and on the Undersigned?s behalf, and submit to the U.S. Securities and Exchange Commission
(the ?SEC?) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make filings with the SEC of reports required by Section 13(d), Section 13(g), Section 13(h), and
Section 16(a) of the Securities Exchange Act of
1934, as amended, and Rule 144 of the Securities Act of 1933, as amended, or any rule or regulation of the SEC;
(2) to execute and file on the undersigned?s behalf all Forms 3, 4, 5, 144, and 13H, Schedule 13D, and Schedule 13G (including any amendments to such Forms or Schedules) that the Undersigned may be required to file with the SEC and other regulatory bodies as a result of the Undersigned?s ownership of or transactions in securities of Walmart
Inc., including any filing required as a result of any indirect ownership of securities attributed to the Undersigned under applicable law; and
(3)do and perform any and all acts for and on behalf of the Undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5, 144, and 13H, Schedule 13D, and Schedule 13G, complete and execute any amendment or amendments to such Forms or Schedules, and timely file such Forms and Schedules with the SEC and any securities exchange or similar authority.

The authority of Gordon Y. Allison, Geoffrey W. Edwards, Jennifer F. Rudolph, Dirk Gardner, Sean Evans, and Erron W. Smith under this
Power of Attorney shall continue until the Undersigned is no longer required to file Forms 3, 4, 5, 144, and 13H, Schedule 13D, and Schedule 13G with regard to the Undersigned?s ownership of or transactions in securities of Walmart Inc., unless earlier revoked in writing.

The Undersigned acknowledge that neither Gordon Y. Allison, Geoffrey W. Edwards, Jennifer F. Rudolph, Dirk Gardner, Sean Evans, Erron W. Smith, Walmart Inc., a Delaware corporation, nor Walton Enterprises, LLC, an Arkansas limited liability company, are assuming any of the Undersigned?s responsibilities to comply with Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, Rule 144 of the Securities Act of 1933, as amended, or any rule or regulation of the SEC.

This instrument may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall together constitute the same instrument.

Date: December 18, 2024				WALTON FAMILY HOLDINGS TRUST


						/s/ Alice L. Walton
						Alice L. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Alice Proietti
						Alice Proietti, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Benjamin S. Walton
						Benjamin S. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Carrie Walton Penner
						Carrie Walton Penner, as trustee
						of the Walton Family Holdings
						Trust

						/s/ James M. Walton
						James M. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Jim C. Walton
						Jim C. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Lukas T. Walton
						Lukas T. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ S. Robson Walton
						S. Robson Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Samuel R. Walton
						Samuel R. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Steuart L. Walton
						Steuart L. Walton, as trustee
						of the Walton Family Holdings
						Trust

						/s/ Thomas L. Walton
						Thomas L. Walton, as trustee
						of the Walton Family Holdings
						Trust